Exhibit 10.7

MICROSTRATEGY INCORPORATED

Performance Stock Unit Agreement

Granted Under 2023 Equity Incentive Plan

MicroStrategy Incorporated, a Delaware corporation (the “Company”), hereby grants the following performance stock units pursuant to its 2023 Equity Incentive Plan. This Notice of Grant and the attached Terms and Conditions (which constitute a part hereof) are collectively the “Agreement.”

Notice of Grant

Name of recipient (the “Participant”):
Grant Date:
Target number of performance stock units (“PSUs”) granted:
Maximum number of PSUs:
Performance Period:

Vesting Schedule:

The PSUs will vest based on the level of achievement of the performance goal for the Performance Period, as certified by the Compensation Committee of the Board (the “Compensation Committee”) following the end of the Performance Period, all as set forth in Exhibit A. All vesting is dependent on the Participant remaining an Eligible Participant, except as otherwise provided herein, and is subject to Exhibit A below. The Participant shall be an “Eligible Participant” if he or she is an employee, director or officer of, or consultant or advisor to, any entity included in the definition of the Company in the Plan (each, a “Specified Company”).

This grant of PSUs satisfies in full all commitments that the Company has to the Participant with respect to the issuance of stock, stock options or other equity securities under this Agreement.

MICROSTRATEGY INCORPORATED

By:

Name:

Title:

PARTICIPANT

This Agreement has been accepted by:

###PARTICIPANT_NAME###

Dated: ###ACCEPTANCE_DATE###

MICROSTRATEGY INCORPORATED

Performance Stock Unit Agreement

Incorporated Terms and Conditions

1. Award of Performance Stock Units. In consideration of services rendered and to be rendered to the Company by the Participant, the Company has granted to the Participant, subject to the terms and conditions set forth in this Performance Stock Unit Agreement (this “Agreement”) and in the Company’s 2023 Equity Incentive Plan (the “Plan”), an award with respect to the number of PSUs set forth in the Notice of Grant that forms part of this Agreement (the “Notice of Grant”). Each PSU represents the right to receive shares of class A common stock, $0.001 par value per share, of the Company (the “Common Stock”) upon vesting of the PSU as determined pursuant to Exhibit A, and otherwise subject to the terms and conditions set forth herein. To accept this award, the Participant must accept this Agreement within six (6) months of the Grant Date. If this Agreement is not accepted within six (6) months of the Grant Date, the Company’s grant of PSUs under this Agreement will be withdrawn and cease to be in effect and the Participant shall have no rights to any PSUs under this Agreement.

2. Definitions.

(a) “Adverse Event” shall mean the occurrence of (x) any material diminution in the Participant’s authority, duties, responsibility, or base compensation, or (y) the requirement by the Company that the Participant principally work at a location that is more than 50 miles from the Participant’s principal work location immediately prior to the Change in Control Event.

(b) “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to any Specified Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and any Specified Company), as determined by the Company, which determination shall be conclusive. Notwithstanding the foregoing, if the Participant is party to an employment, consulting or severance agreement with a Specified Company that contains a definition of “cause” for termination of employment or other relationship as an Eligible Participant, “Cause” shall have the meaning ascribed to such term in such agreement. The Participant’s employment or other relationship as an Eligible Participant shall be considered to have been terminated for “Cause” if the Company determines no later than 30 days after the Participant’s termination of employment or other relationship as an Eligible Participant, that termination for Cause was warranted.

(c) A “Change in Control Event” shall mean any of the following, provided that such event constitutes a “change in control event” within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and the guidance issued thereunder:

(i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership of any capital stock of the Company after the date hereof if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) 50% or more of the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (I) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for Common Stock, class B common stock, par value $0.001 per share of the Company (“Class B Common Stock”) or other voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (II) any acquisition by any corporation pursuant to a Business Combination (as defined in paragraph 2(b)(iii) below) which complies with clauses (x) and (y) of subsection (iii) of this definition, (III) any transfer by Michael J. Saylor or any of his affiliates (within the meaning of Rule 12b-2 of the Exchange Act) (the “MS Affiliates”) to Michael J. Saylor or any MS Affiliate or (IV) any acquisition by Michael J. Saylor or any MS Affiliate not pursuant to a Business Combination, except for an acquisition that results in any of the effects described in paragraph (a)(3)(ii)(B) of Rule 13e-3 under the Exchange Act (or any successor provision) with respect to the Common Stock; or

(ii) on any date after Michael J. Saylor and the MS Affiliates cease to own in the aggregate more than 50% of the combined voting power of the Outstanding Company Voting Securities (the “Applicable Date”), there is a change in the composition of the board of the Company (the “Board”) that results in the Continuing Directors (as defined below) no longer constituting a majority of the Board (or, if applicable, the board of directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date immediately prior to the Applicable Date or (y) who was nominated or elected subsequent to the Applicable Date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

(iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the outstanding shares of the Common Stock and Class B Common Stock and any other Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Common Stock, Class B Common Stock and such other Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding Michael J. Saylor or any MS Affiliate, any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation or any Person who beneficially owned, directly or indirectly, 50% or more of the combined voting power of the Outstanding Company Voting Securities prior to the Business Combination) beneficially owns, directly or indirectly, 50% or more of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors; provided, however, that for the avoidance of doubt, the consummation of any Business Combination that results in any of the effects described in paragraph (a)(3)(ii)(B) of Rule 13e-3 under the Exchange Act (or any successor provision) with respect to the Common Stock shall be deemed not to satisfy the condition set forth in clause (x).

(d) “Good Reason” shall mean the occurrence of an Adverse Event, in each case, after the Change in Control Event. Notwithstanding the foregoing, an Adverse Event shall not be deemed to constitute Good Reason unless (i) the Participant gives the Company or the Acquiring Corporation, as applicable, notice of termination of employment or other relationship as an Eligible Participant no more than 90 days after the initial occurrence of the Adverse Event, (ii) such Adverse Event has not been fully corrected and the Participant has not been reasonably compensated for any losses or damages resulting therefrom within 30 days of the Company’s or the Acquiring Corporation’s receipt of such notice and (iii) the Participant’s termination of employment or other relationship as an Eligible Participant occurs within six (6) months following the Company’s or the Acquiring Corporation’s receipt of such notice.

3. Vesting. The PSUs shall vest in accordance with Exhibit A attached hereto and the Vesting Schedule set forth in the Notice of Grant (the “Vesting Schedule”). Upon the vesting of the PSUs, the Company shall settle each PSU that has vested in accordance with Exhibit A, subject to the payment of any taxes pursuant to Section 8(b) by, issuing and delivering such number of shares of Common Stock for each vested PSU (the shares issued on such settlement, the “PSU Shares”). Alternatively, the Board may, in its sole discretion, elect to pay cash or part cash and part PSU Shares in lieu of settling the PSUs that vest solely in PSU Shares (such discretion of the Board to settle in cash shall not apply to a Participant who is subject to Canadian tax, whose shares must be settled in previously unissued shares). If a cash payment is made in lieu of delivering PSU Shares, the amount of such payment shall be equal to the fair market value (as determined by the Compensation Committee) of the PSU Shares as of the vesting date less an amount equal to any federal, state, local and other taxes of any kind required to be withheld with respect to the vesting of the PSUs. The PSUs or any cash payment in lieu of PSU Shares will be delivered to the Participant as soon as practicable following the vesting date, but in any event within 30 days of such date.

4. Treatment of Unvested PSUs Upon Cessation of Service. In the event that the Participant ceases to be an Eligible Participant, then the PSUs shall be treated as set forth in Exhibit A.

5. Restrictions on Transfer. The Participant shall not sell, assign, transfer, pledge, hypothecate, encumber or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any PSUs, or any interest therein, except pursuant to the laws of descent and distribution. The Company shall not be required to treat as the owner of any PSUs or issue any Common Stock or make any cash payment, to any transferee to whom such PSUs have been transferred in violation of any of the provisions of this Agreement.

6. Rights as a Stockholder. The Participant shall have no rights as a stockholder of the Company with respect to any shares of Common Stock that may be issuable with respect to the PSUs until the issuance of the PSU Shares to the Participant following the vesting of the PSUs.

7. Provisions of the Plan. This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Plan.

8. Tax Matters.

(a) Acknowledgments; No Section 83(b) Election. The Participant acknowledges that he or she is responsible for obtaining the advice of the Participant’s own tax advisors with respect to the award of PSUs and the Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to the tax consequences relating to the PSUs. The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the PSUs. The Participant acknowledges that no election under Section 83(b) of the Code is available with respect to PSUs.

(b) Withholding. The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state, local or other taxes of any kind required by law to be withheld with respect to the vesting of this award. On each vesting date (or other date or time at which the Company is required to withhold taxes associated with this award), unless the Company determines to retain from the shares otherwise issuable on such date a number of shares of Common Stock having a fair market value (as determined by the Company) equal to the Company’s minimum statutory withholding obligation with respect to such taxable event, the Participant hereby instructs the Company to sell on behalf of the Participant the number of vested shares subject to this award having a fair market value (as determined by the Company) equal to the Company’s minimum statutory withholding obligation with respect to such taxable event. If the Company is unable to retain sufficient shares of Common Stock or sell such number of vested shares, as applicable, to satisfy such tax withholding obligation, the Participant acknowledges and agrees that the Company or an affiliate of the Company shall be entitled to immediate payment from the Participant of the amount of any tax required to be withheld by the Company. The Company shall not deliver any shares subject to this award to the Participant until it is satisfied that all required withholdings have been made.

(c) Section 409A. The PSUs awarded pursuant to this Agreement are intended to be exempt from or to comply with the requirements of Section 409A of the Code and the Treasury Regulations issued thereunder (“Section 409A”). The delivery of PSU Shares on the vesting of the PSUs may not be accelerated or deferred to dates or events other than those set forth herein, unless permitted or required by Section 409A.

9. Data Privacy

In order to assist in the administration of the Plan, the Company may process personal data about the Participant. Such data includes but is not limited to the information provided in this Agreement and any changes thereto, other appropriate personal and financial data about the Participant such as home address and business addresses and other contact information, payroll information and any other information that might be deemed appropriate by the Company to facilitate the administration of the Plan. By accepting these PSUs, the Participant gives explicit consent to the Company to process any such personal data. The Participant also gives explicit consent to the Company to transfer any such personal data outside or within the country in which the Participant works or is employed, including, with respect to non-U.S. resident Participants, to the United States, to transferees who shall include the Company, a broker retained by the Participant or the Company for the purpose of administering the PSUs and other persons who are designated by the Company to administer or assist with the implementation, administration or management of the Plan. The Participant may object to the collection, use, processing or transfer of such data by notifying the General Counsel of MicroStrategy in writing. The Participant understands that such objection may impair his or her ability to participate in the Plan.

10. Participant’s Acknowledgements.

The Participant acknowledges that he or she: (i) has read this Agreement; (ii) has been represented in the preparation, negotiation and execution of this Agreement by legal counsel of the Participant’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this Agreement; (iv) is fully aware of the legal and binding effect of this Agreement; and (v) agrees that in accepting this award, he or she will be bound by any clawback policy that the Company may adopt in the future. To accept this award, the Participant acknowledges that they must accept this Agreement within six (6) months of the Grant Date. If this Agreement is not accepted within six (6) months of the Grant Date, the Company’s grant of PSUs under this Agreement will be withdrawn and cease to be in effect and the Participant shall have no rights to any PSUs under this Agreement.

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EXHIBIT A

Performance Vesting Criteria